AMENDMENT TO
NOTE CONVERSION AGREEMENT

This Amendment to Note Conversion Agreement (this “Amendment”) is made effective as of February __, 2016 (the “Effective Date”) by and among OXIS International, Inc., a Delaware corporation (the “Company”), and each of the undersigned investors (each, an “Investor” and collectively, the “Investors”).

WHEREAS, the Company has previously entered into a Note Conversion Agreement dated January 8, 2016 (the “Note Conversion Agreement”) with each of the Investors pursuant to which the Investors have agreed to convert the Notes into Note Conversion Shares upon the closing of a Financing on or before the Financing Deadline, which is February 15, 2016.  All capitalized terms used but not defined herein shall have the meanings set forth in the Note Conversion Agreement.

WHEREAS, the Note Conversion Agreement provides that no provision of the Note Conversion Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Note Holders holding at least a majority in interest of the Note Conversion Shares then outstanding.

WHEREAS, the undersigned Investors constitute the Note Holders holding at least a majority in interest of the Note Conversion Shares.

WHEREAS, the Company and each of the Investors desire to extend the Financing Deadline set forth in the Note Conversion Agreement.

NOW, THEREFORE, in consideration for the mutual promises and covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. Extension of Financing Deadline.  The reference in Section 2(a) to a Financing Deadline of February 15, 2016 is hereby amended to change “February 15, 2016” to “March 15, 2016.”

2. Approval of Amendment.  By their signatures below, the Company and each Investor hereby adopt this Amendment.

3. Miscellaneous.

(a) Further Instruments and Acts.  Each party to this Amendment hereby agrees to perform any further acts and to execute and deliver any further documents that may be necessary or required to carry out the intent and provisions of this Amendment and the transactions contemplated hereby.

(b) Applicable Law; Entire Agreement.  This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

(c) Continued Validity.  Except as otherwise expressly provided herein, the Note Conversion Agreement shall remain in full force and effect.

(d) Execution.  This Agreement may be executed in one or more counterparts, all of which when taken together shall be considered one and the same agreement, it being understood that the parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or by email delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature was an original thereof.

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IN WITNESS WHEREOF, the Company has executed this Amendment as of the date first above written.

COMPANY: OXIS INTERNATIONAL, INC. By: Name: _________________________________ Title: __________________________________

Signature page to
Amendment to Note Conversion Agreement
(Company)

IN WITNESS WHEREOF, the undersigned Investor has executed this Amendment as of the date first above written.

INVESTOR:

    If by an individual:

Printed Name: ___________________________

    If by an entity:

_______________________________________
Name of entity

By:
Printed Name: ___________________________
Title: __________________________________

Signature page to
Amendment to Note Conversion Agreement
(Investors)